Note 7 - Long-term Debt and Notes Payable (Tables)	12 Months Ended
Oct. 31, 2021
Notes Tables
Schedule of Debt [Table Text Block]
	October 31,
	2021	2020
Virginia Real Estate Loan ($6.5 million original principal) payable in monthly installments of $31,812, including interest (at 3.95%), with final payment of $3,318,029 due May 1, 2024	$3,899,076	$4,119,850
North Carolina Real Estate Loan ($2.24 million original principal) payable in monthly installments of $10,963, including interest (at 3.95%), with final payment of $711,773 due May 1, 2024	954,375	1,045,716
Total long-term debt	4,853,451	5,165,566
Less current installments	324,840	312,109
Long-term debt, excluding current installments	$4,528,611	$4,853,457